                        SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2004

                                 Frontier Airlines, Inc.
                (Exact name of registrant as specified in its charter)

        Colorado                      0-24126                    84-1256945
(State of Incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

    7001 Tower Road, Denver, Colorado                               80249
(Address of principal executive offices)                          (Zip Code)

          (720) 374-4200
  (Registrant's telephone number)

Item 7.  Financial Statements and Exhibits.

99.1     Press Release dated March 8, 2004, entitled "Frontier Airlines Reports
         Preliminary Traffic for February 2004".

Item 9.  Regulation FD Disclosure.

         On March 8, 2004,  Frontier  Airlines,  Inc. issued a press release announcing its  preliminary  traffic results for February 2004 and providing  guidance on its fourth quarter  earnings  target.  The press release dated March 8, 2004 and entitled "Frontier Airlines Reports
         Preliminary Traffic for February 2004" is attached hereto as Exhibit 99.1.

                                   SIGNATURE

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     FRONTIER AIRLINES, INC.

Date: March 8, 2004                                  By: /s/  Jeff S. Potter
                                                     Its:  President and CEO

                                                     By: /s/  Paul H. Tate
                                                     Its:  CFO